(2)(j)(2)(i)

AMENDED SCHEDULE A

with respect to the

FT FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND	ING American Funds Global Growth and Income Portfolio ING American Funds Growth Portfolio(1)
ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND	ING American Funds International Growth and Income Portfolio ING American Funds International Portfolio(1)
ING American Funds World Allocation Portfolio
ING EQUITY TRUST	ING Artio Foreign Portfolio(1)
ING Equity Dividend Fund	ING BlackRock Health Sciences Opportunities Portfolio
ING Growth Opportunities Fund	ING BlackRock Inflation Protected Bond Portfolio
ING MidCap Opportunities Fund	ING BlackRock Large Cap Growth Portfolio(1)
ING Mid Cap Value Fund	ING Clarion Global Real Estate Portfolio
ING Real Estate Fund	ING Clarion Real Estate Portfolio(1)
ING SmallCap Opportunities Fund	ING Core Growth and Income Portfolio(1)
ING Value Choice Fund	ING DFA Global Allocation Portfolio
ING DFA World Equity Portfolio
ING FUNDS TRUST	ING FMRSM Diversified Mid Cap Portfolio(1)
ING Floating Rate Fund	ING Franklin Income Portfolio
ING GNMA Income Fund	ING Franklin Mutual Shares Portfolio(1)
ING High Yield Bond Fund	ING Franklin Templeton Founding Strategy Portfolio
ING Intermediate Bond Fund	ING Global Resources Portfolio(1)
ING Goldman Sachs Commodity Strategy Portfolio
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	ING Invesco Van Kampen Growth and Income Portfolio ING JPMorgan Emerging Markets Equity Portfolio(1)
ING JPMorgan Small Cap Core Equity Portfolio(1)
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	ING Large Cap Growth Portfolio ING Large Cap Value Portfolio
ING Limited Maturity Bond Portfolio(1)
ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	ING Liquid Assets Portfolio(1) ING Marsico Growth Portfolio(1)

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST
ING American Funds Asset Allocation Portfolio(1)
ING American Funds Bond Portfolio(1)

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING MFS Total Return Portfolio(1)	ING Russia Fund
ING MFS Utilities Portfolio
ING Morgan Stanley Global Franchise Portfolio	ING PARTNERS, INC.
ING Oppenheimer Active Allocation Portfolio	ING American Century Small-Mid Cap Value Portfolio
ING PIMCO High Yield Portfolio(1)	ING Baron Small Cap Growth Portfolio
ING PIMCO Total Return Bond Portfolio(1)	ING Columbia Small Cap Value II Portfolio
ING Pioneer Fund Portfolio(1)	ING Davis New York Venture Portfolio
ING Pioneer Mid Cap Value Portfolio(1)	ING Fidelity® VIP Contrafund® Portfolio
ING Retirement Conservative Portfolio	ING Fidelity® VIP Equity-Income Portfolio
ING Retirement Growth Portfolio	ING Fidelity® VIP Mid Cap Portfolio
ING Retirement Moderate Growth Portfolio	ING Global Bond Portfolio
ING Retirement Moderate Portfolio	ING Index Solution 2015 Portfolio
ING T. Rowe Price Capital Appreciation Portfolio(1)	ING Index Solution 2020 Portfolio
ING T. Rowe Price Equity Income Portfolio(1)	ING Index Solution 2025 Portfolio
ING T. Rowe Price International Stock Portfolio	ING Index Solution 2030 Portfolio
ING Templeton Global Growth Portfolio(1)	ING Index Solution 2035 Portfolio
ING U.S. Stock Index Portfolio(1)	ING Index Solution 2040 Portfolio
ING Index Solution 2045 Portfolio
ING MAYFLOWER TRUST	ING Index Solution 2050 Portfolio
ING International Value Fund	ING Index Solution 2055 Portfolio
ING Index Solution Income Portfolio
ING MUTUAL FUNDS	ING Invesco Van Kampen Comstock Portfolio
ING Diversified International Fund	ING Invesco Van Kampen Equity and Income Portfolio
ING Emerging Countries Fund	ING JPMorgan Mid Cap Value Portfolio
ING Emerging Markets Equity Fund	ING Oppenheimer Global Portfolio
ING Global Bond Fund	ING PIMCO Total Return Portfolio
ING Global Equity Dividend Fund	ING Pioneer High Yield Portfolio
ING Global Natural Resources Fund	ING Solution 2015 Portfolio
ING Global Opportunities Fund	ING Solution 2020 Portfolio
ING Global Real Estate Fund	ING Solution 2025 Portfolio
ING Global Value Choice Fund	ING Solution 2030 Portfolio
ING Greater China Fund	ING Solution 2035 Portfolio
ING Index Plus International Equity Fund	ING Solution 2040 Portfolio
ING International Capital Appreciation Fund	ING Solution 2045 Portfolio
ING International Core Fund	ING Solution 2050 Portfolio
ING International Growth Fund	ING Solution 2055 Portfolio
ING International Real Estate Fund	ING Solution Aggressive Growth Portfolio
ING International SmallCap Multi-Manager Fund	ING Solution Conservative Portfolio
ING International Value Choice Fund	ING Solution Growth Portfolio
ING Solution Income Portfolio
ING Solution Moderate Portfolio
ING T. Rowe Price Diversified Mid Cap

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of FT Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.

Growth Portfolio	ING Core Equity Research Fund
ING T. Rowe Price Growth Equity Portfolio	ING Corporate Leaders 100 Fund
ING Templeton Foreign Equity Portfolio	ING Global Target Payment Fund
ING Thornburg Value Portfolio	ING Index Plus LargeCap Fund
ING UBS U.S. Large Cap Equity Portfolio	ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING PRIME RATE TRUST	ING Money Market Fund
ING Small Company Fund
ING RISK MANAGED NATURAL RESOURCES FUND	ING Tactical Asset Allocation Fund

ING SENIOR INCOME FUND	ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING Strategic Allocation Conservative Portfolio
ING SEPARATE PORTFOLIOS TRUST	ING Strategic Allocation Growth Portfolio
ING SPorts Core Fixed Income Fund	ING Strategic Allocation Moderate Portfolio

ING VARIABLE INSURANCE TRUST	ING VARIABLE FUNDS
ING GET U.S. Core Portfolio - Series 6	ING Growth and Income Portfolio
ING GET U.S. Core Portfolio - Series 7
ING GET U.S. Core Portfolio - Series 8	ING VARIABLE PORTFOLIOS, INC.
ING GET U.S. Core Portfolio - Series 9 ING GET U.S. Core Portfolio - Series 10 ING GET U.S. Core Portfolio - Series 11	ING Australia Index Portfolio ING BlackRock Science and Technology Opportunities Portfolio
ING GET U.S. Core Portfolio - Series 12	ING Emerging Markets Index Portfolio
ING GET U.S. Core Portfolio - Series 13	ING Euro STOXX 50® Index Portfolio
ING GET U.S. Core Portfolio - Series 14	ING FTSE 100 Index® Portfolio
ING Hang Seng Index Portfolio
ING Index Plus LargeCap Portfolio
ING Index Plus MidCap Portfolio
ING VARIABLE PRODUCTS TRUST	ING Index Plus SmallCap Portfolio
ING International Value Portfolio	ING International Index Portfolio
ING MidCap Opportunities Portfolio	ING Japan TOPIX Index® Portfolio
ING SmallCap Opportunities Portfolio	ING Russell Large Cap Growth Index Portfolio
ING Russell™ Large Cap Index Portfolio
ING BALANCED PORTFOLIO, INC.	ING Russell Large Cap Value Index Portfolio
ING Balanced Portfolio	ING Russell Mid Cap Growth Index Portfolio
ING Russell™ Mid Cap Index Portfolio
ING INTERMEDIATE BOND PORTFOLIO	ING Russell™ Small Cap Index Portfolio
ING Small Company Portfolio
ING MONEY MARKET PORTFOLIO	ING U.S. Bond Index Portfolio
ING WisdomTreesm Global High-Yielding Equity Index Portfolio
ING SERIES FUND, INC.
ING Alternative Beta Fund ING Capital Allocation Fund

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of FT Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.